Income Tax Matters - Significant Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current tax expense:
Federal	$ 1,022	$ 674	$ 389
State	96	129	81
Total	1,118	803	470
Deferred tax expense:
Federal	680	47	228
State	11	45	108
Total	691	92	336
Net provision for income taxes	$ 1,809	$ 895	$ 806